Villere Equity Fund
SCHEDULE OF INVESTMENTS at November 30, 2023 (Unaudited)

Shares		Value
COMMON STOCKS: 88.2%
Accommodation: 2.7%
22,925	Caesars Entertainment, Inc. [1]	$1,025,206

Administrative and Support Services: 3.3%
4,730	Visa, Inc. - Class A [2]	1,214,097

Ambulatory Health Care Services: 3.6%
45,055	Option Care Health, Inc. [1]	1,340,386

Beverage and Tobacco Product Manufacturing: 4.7%
24,090	Monster Beverage Corp. [1]	1,328,563
2,475	PepsiCo, Inc.	416,518
		1,745,081
Broadcasting (except Internet): 2.2%
55,805	Paramount Global - Class B [2]	801,918

Chemical Manufacturing: 4.3%
5,485	Colgate-Palmolive Co.	432,054
20,320	Ligand Pharmaceuticals, Inc. [1]	1,184,859
		1,616,913
Computer and Electronic Product Manufacturing: 9.6%
2,610	IDEXX Laboratories, Inc. [1]	1,215,790
12,770	ON Semiconductor Corp. [1,2]	910,884
2,725	Roper Technologies, Inc.	1,466,732
		3,593,406
Credit Intermediation and Related Activities: 9.2%
18,650	Euronet Worldwide, Inc. [1]	1,626,653
16,105	First Hawaiian, Inc.	316,463
3,110	JPMorgan Chase & Co.	485,409
128,190	Kearny Financial Corp.	1,012,701
		3,441,226
Food Manufacturing: 1.1%
5,690	Mondelez International, Inc. - Class A	404,331

Furniture and Related Product Manufacturing: 0.9%
15,435	Leggett & Platt, Inc.	352,998

Health and Personal Care Retailers: 1.0%
5,255	CVS Health Corp.	357,077

Insurance Carriers and Related Activities: 7.8%
38,950	Palomar Holdings, Inc. [1]	2,278,964
3,820	The Progressive Corp.	626,595
		2,905,559
Merchant Wholesalers, Durable Goods: 5.7%
4,900	Pool Corp. [2]	1,701,868
2,005	STERIS PLC	402,885
		2,104,753
Merchant Wholesalers, Nondurable Goods: 4.7%
60,925	On Holding AG - Class A [1,2]	1,767,434

Mining (except Oil and Gas): 3.1%
31,010	Freeport-McMoRan, Inc.	1,157,293

Miscellaneous Manufacturing: 8.7%
2,570	Johnson & Johnson	397,476
4,280	Stryker Corp.	1,268,292
7,060	Teleflex, Inc. [2]	1,593,372
		3,259,140
Petroleum and Coal Products Manufacturing: 1.0%
2,555	Chevron Corp.	366,898

Plastics and Rubber Products Manufacturing: 0.9%
45,160	Newell Brands, Inc. [2]	344,571

Professional, Scientific, and Technical Services: 1.2%
7,705	OmniAb, Inc. [1,3]	–
7,705	OmniAb, Inc. [1,3]	–
99,569	OmniAb, Inc. [1,2]	437,108
Publishing Industries (Except Internet): 1.2%
1,140	Microsoft Corp.	431,957

Support Activities for Mining: 3.2%
69,845	Atlas Energy Solutions, Inc. [2]	1,191,556

Support Activities for Transportation: 5.9%
11,845	J.B. Hunt Transport Services, Inc. [2]	2,194,523

Telecommunications: 1.0%
10,155	Verizon Communications, Inc.	389,241

Transportation Equipment Manufacturing: 1.2%
1,000	Lockheed Martin Corp.	447,770
TOTAL COMMON STOCKS (Cost $30,294,164)		32,890,442

CONVERTIBLE PREFERRED STOCKS: 1.0%
Credit Intermediation and Related Activities: 1.0%
360	Bank of America Corp., 7.25%	403,560
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $452,144)		403,560

Shares		Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 32.2%
Private Funds: 32.2%
11,990,347	Mount Vernon Liquid Assets Portfolio, LLC 5.570% [4]	11,990,347
Total Private Funds: 32.2%		11,990,347

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (Cost $11,990,347)		11,990,347

SHORT-TERM INVESTMENTS: 11.3%
Money Market Funds: 11.3%
4,201,448	Invesco Government & Agency Portfolio - Class Institutional, 5.282% [4]	4,201,448
Total Money Market Funds: 11.3%		4,201,448

TOTAL SHORT-TERM INVESTMENTS (Cost $4,201,448)		4,201,448

TOTAL INVESTMENTS IN SECURITIES: 132.7% (Cost $46,938,103)		49,485,797
Liabilities in Excess of Other Assets: (32.7)%		(12,201,188)
TOTAL NET ASSETS: 100.0%		$37,284,609
a

[1]	Non-income producing security.
[2]	All or a portion of this security is out on loan as of November 30, 2023. Total value of securities out on loan is $11,738,655 or 31.5% of net assets.
[3]	Security is fair valued under the Board of Trustees and is categorized as a Level 3 security. Significant unobservable inputs were used to determine fair value.
[4]	Annualized seven-day effective yield as of November 30, 2023.

Summary of Fair Value Disclosure at November 30, 2023 (Unaudited)

The Villere Equity Fund (the "Fund") utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of November 30, 2023. See the Schedule of Investments for an industry breakout.

Equity Fund
	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Common Stocks[1]	$-	$32,890,442	$-	$0	32,890,442
Convertible Preferred Stock	-	403,560	-	-	403,560
Short-Term Investments	-	4,201,448	-	-	4,201,448
Investments Purchased with Cash Proceeds from Securities Lending [2]	11,990,347	-	-	-	11,990,347
Total Investments in Securities	$11,990,347	$37,495,450	$-	$0	$49,485,797

[1] See Schedule of Investments for disclosure of Level 3 securities.
[2] Certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been characterized in the fair value hierarchy.

The following is a reconciliation of the Balanced Fund's Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of August 31, 2023		Common Stocks
Acquisitions		$-
Dispositions		-
Accrued discouns/premiums		-
Change in unrealized apprecaition/depreciation		-
Transfer in and/or out of Level 3		-
Balance as of November 30, 2023		$-
Change in unrealized appreciation/depreciation for Level 3 investments held at November 30, 2023		$-

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement.
Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Adviser, as the Funds' Valuation Designee, oversees valuation techniques.

Type of Security	Fair Value at 11/30/23	Valuation Techniques	Unobservable Input	Input Value(s)
Common Stock	$0.00	Issue Price	Market Data	$0.00